Exhibit 99.1

International Seaways, Inc. 1 International Seaways, Inc. Investor and Analyst Day January 15, 2020

Disclaimer

Forward-Looking Statements

During the course of this presentation, the Company (International Seaways, Inc. (INSW)) may make forward-looking statements or provide forward-looking information. All statements other than statements of historical facts should be considered forward-looking statements. Some of these statements include words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "seek," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate" or the negative version of those words or other comparable words. Although they reflect INSW's current expectations, these statements are not guarantees of future performance, but involve a number of risks, uncertainties, and assumptions which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to, vessel acquisitions, general economic conditions, competitive pressures, the nature of the Company's services and their price movements, and the ability to retain key employees. The Company does not undertake to update any forward-looking statements as a result of future developments, new information or otherwise.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Time Charter Equivalent ("TCE") revenue, EBITDA, Adjusted EBITDA, and total leverage ratios, designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. TCE revenues, which represents shipping revenues less voyage expenses, is a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. EBITDA represents net (loss)/income before interest expense, income taxes and depreciation and amortization expense. Adjusted EBITDA consists of EBITDA adjusted for the impact of certain items that we do not consider indicative of our ongoing operating performance. Total leverage ratios are calculated as total debt divided by Adjusted EBITDA. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix for a reconciliation of certain non-GAAP measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Additional Information

You should read the Company's Annual Report on Form 10-K for the year ended December 31, 2018, the Quarterly Report of Form 10-Q for the quarter ended September 30, 2019, and the other documents the Company has filed with the SEC for additional information regarding the Company, its operations and the risks and uncertainties it faces. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov, or from the Company's website at www.intlseas.com.

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International Seaways, Inc.

International Seaways, Inc. Presenters and Panelists Lois K. Zabrocky President & CEO James Small Chief Administrative Officer & General Counsel Jeffrey D. Pribor Chief Financial Officer Derek Solon Chief Commercial Officer David Siever Chartering and Investor Relations William Nugent Head of International Fleet Operations Erik Broekhuizen Global Manager, Tanker Research and Consulting Poten & Partners 3

International Seaways, Inc. Agenda  Welcome  Safety Briefing  Introduction to International Seaways  Commercial Update  Financial Overview  Environmental, Social, Governance (ESG) Update  Outside Market Review  Key Takeaways  Q & A David Siever William Nugent Lois Zabrocky Derek Solon Jeff Pribor James Small Erik Broekhuizen Lois Zabrocky Panel 4

Introduction to International Seaways – Lois Zabrocky

International Seaways, Inc. Introduction to International Seaways (NYSE: INSW) 1 Represents the number of vessels in each class as a percentage of the total fleet deadweight, as of January 1, 2020. Does no t i nclude JV vessels. • Leading diversified tanker owner with significant presence in crude and product sectors • 42 vessel fleet with balanced mix of contracted cash flows and spot market upside • Installing 10 scrubbers on VLCCs representing 40% of our fuel consumption • Total liquidity $174m ($124m cash and $50m undrawn revolver) at September 30, 2019 • Market cap $849m on January 13, 2020 Conventional Tanker Fleet – 40 Ships 1 Joint Venture – 2 Ships FSO JV 2 Converted ULCCs VLCC Suezmax Aframax/ LR2 Panamax / LR1 MR By Deadweight Tons 13 7 12 6 2 Lightering Operations 6

International Seaways, Inc. • Best in class safety and environmental performance • Sector leading commercial pools, many with INSW ownership • New York representation in Tankers International VLCC pool • Invested $600 million, renewing fleet at bottom of cycle without issuing equity • Sold LNG joint venture for $123 million in cash • Prepaid $110 million of long term debt, saving about $9 million annual interest • Installing 10 scrubbers on our modern VLCCs • Current Capital Allocation Priorities: • Deleverage • Return cash to shareholders – share repurchase and/or dividend Disciplined Capital Allocator Low Financial Leverage and Strong Balance Sheet Best in Class Commercial and Technical Operations Significant Operating Leverage Strong Governance and ESG Footprint • Accomplished fleet upgrade while maintaining one of the industry’s lowest leverage profiles • 36% Net Loan to Asset Value at Sept 30 proforma for LNG sale and $100 million debt repayment • Commitments in place for refinancing high cost debt with attractive bank debt • Experienced management team • Majority independent and diverse board • #1 tanker company in Wells Fargo Corporate Governance rankings two years running • National Directors Institute Public Company Board of the Year - 2018 • 40 conventional tankers offer significant operating leverage to robust tanker market • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides $72 million in incremental EBITDA and $2.46 EPS per annum • Q4 rates earned and Q1 bookings demonstrate strong upside potential Why Invest in International Seaways? 7

International Seaways, Inc. ▪ International Seaways Invested $600 million at the bottom of the cycle o Two Suezmax newbuilding resales purchased for $58 million each o 2010 - built VLCC purchased for $53 million o Six VLCCs built 2016 and 2015 purchased for $434 million total o Assets have materially appreciated since purchase 50 60 70 80 90 100 110 120 2010-01 2011-01 2012-01 2013-01 2014-01 2015-01 2016-01 2017-01 2018-01 2019-01 $ millions Asset Prices Have Recovered From Lows VLCC Resale Prices Suezmax Resale Prices VLCC 5 Year Old Prices Seaways Raffles Seaways Hatteras Seaways Montauk 6 VLCC purchase Disciplined Capital Allocation: Fleet Renewal Source: Clarksons 8

International Seaways, Inc. Low Financial Leverage • We acquired $600m of vessels to renew our fleet without issuing equity • And, INSW still has one of the lowest leverage profiles in the publicly traded tanker space • With bank commitments announced last week for $380m, we are planning to repay our more expensive Term Loan B debt ($331m) and BlackRock unsecured ($28m), as well as the ABN bi - lateral loan ($23m) • Expected to close before Feb 15, 2020 • Will lower interest cost appr $15m/year • Enhanced flexibility for capital allocation alternatives 30% 35% 40% 45% 50% 55% 60% 65% Long Term Debt / Total Assets Source: FactSet. Adjusted for prepayment of $100m debt in Oct 2019 9

International Seaways, Inc. Significant Operating Leverage VLCC (330 meters) Suezmax (275 meters) Aframax/LR2 (250 meters) Panamax/LR1 (230 meters) MR (180 meters) Capacity Our Fleet 2 million barrels 300,000 DWT 13 1 million barrels 160,000 DWT 2 750,000 barrels 110,000 DWT 6 500,000 barrels 70,000 DWT 12 350,000 barrels 50,000 DWT 7 3 million barrels 440,000 DWT 2 (JV) CRUDE PRODUCTS FSO (380 meters) JV Every $5,000/day increase in fleetwide TCE corresponds to an increase in EPS of $2.46 and EBITDA of $72M 10

International Seaways, Inc. Pro v ides global di v ersific at i on w ith expande d customer base Best in Class Commercial and Technical Operations • Founding member and co - owner • London based with NY office within INSW HQ • 60 VLCCs in fleet • Founding member • Strong representation in Americas • Consistently outperforms all others • 36 Panamaxes and LR1s in fleet • Leading technical manager • INSW is V.Ships’ largest tanker customer • INSW crews on INSW ships • Average officer has over 10 years of tenure with us • Overseen by in - house technical expertise • US, Europe and Asia presence 11

International Seaways, Inc. Strong Governance and ESG Footprint • Highly Experienced Management Team • Independent, Diverse Board of Directors • Committed to ESG best practices and advocacy • Ranked #1 Tanker Company by Wells Fargo / Webber Research • National Directors Institute Public Company Board of the Year - 2018 12

Commercial Update – Derek Solon

International Seaways, Inc. Tanker Markets are Strengthening Tanker Rates Since October Have Recovered from Multi - Year Lows $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2016-12 2017-03 2017-06 2017-09 2017-12 2018-03 2018-06 2018-09 2018-12 2019-03 2019-06 2019-09 2019-12 VLCC Suezmax Aframax Panamax MR Weekly TCE per day  Oil demand remains strong • Chinese demand expected to exceed 14 million b/d in 2020 • Increased refining capacity online in China  Oil production has grown despite OPEC cuts • Atlantic basin exports rising  Vessel supply side disruptions and low orderbook Source: Clarksons average VLCC, Suezmax, Aframax, Dirty Panamax, MR earnings 14

International Seaways, Inc. Market Fundamentals Indicate Recovery Underway Oil demand in second half of 2019 increased by 1.6 million b/d • VLCC fixtures out of AG climbed again to over 140 liftings per month during latter part of the year Atlantic Basin exports continue to grow • Fixtures for VLCCs from the Atlantic Basin to the east improved from 70 fixtures per month to over 80 fixtures per month • USG exports experienced tremendous growth and crude supply expected to grow 700 - 800k b/d • Norway’s Johan Sverdrup crude exports began • New exporting nation of Guyana to begin exporting crude oil this year 15 Source: Fearnleys

International Seaways, Inc. US Crude Exports Continue to Climb • US crude exports up 950K b/d in 4 th quarter 2019 compared to 4 th quarter 2018 • EIA reports exports exceeded 4 million b/d in last week of December • IEA expects US crude oil production to increase by 1 million b/d in 2020 Vessel Classes Used for Crude Exports Vary • Mix of large and mid - size crude carriers shifts based on freight costs, geo - political environment and customers • INSW will benefit from increased exports as we own and control tonnage in the three classes that lead the trade US Remains Strong Refined Product Exporter • Refined product exports exceeded 3 million b/d for 3 rd year in a row • Until 2011 US was net importer of petroleum products • Cheap domestic supplies driving growth Source: EIA data US Gulf Exports Strengthen Freight Market Source: Clarksons 16

International Seaways, Inc. INSW’s Americas Presence - Tankers International USA Owner and founder of largest independent VLCC tanker pool • With 60 ships, Tankers International provides flexible service for the world’s largest VLCC charterers • Large fleet leads to highly efficient utilization and economies of scale to members Opened Tankers International USA to focus on American crude exports • TI USA co - located in INSW’s New York headquarters to be closer to American - based customers • TI USA fully integrated with existing TI offices globally Tankers International operates largest amount of pooled scrubber - fitted VLCCs • Focus on enhancing a scrubber’s value through efficient voyage planning and bunker purchasing • Tremendous cargo base allows for optimal voyage selection for Tankers International’s scrubber - fitted and non - scrubber fitted ships 17 Seaways Raffles loading at Corpus Christi, TX

International Seaways, Inc. INSW’s Americas Presence - Lightering LLC • Conducts both full - service and service - only lighterings in the US Gulf • Very active in USG crude export market, responsible for transshipping 320,000 b/d • Lighters wide variety of commodities including crude, refined product, LNG, LPG and coal • Operations conducted through the Americas region, including US West Coast, Panama and Bahamas Lightering LLC provides positive cash flow from an asset - light, expertise - heavy, customer oriented service business 18

International Seaways, Inc. INSW Americas Presence - Panamax International INSW and its partners contribute 36 ships to the pool Large Chilean shipowner with over 300 ships across gas, tankers, drybulk and coastal trades Ecuadorian Public (State) shipowner and operator Strong Americas - based trading… Which consistently outperforms: $0 $5,000 $10,000 $15,000 $20,000 $25,000 INSW Spot TCE Panamax Average Earnings Source: Clarksons, INSW INSW executing its strategy of maintaining a presence with modern ships in the pool through both time charters and acquisitions 19

International Seaways, Inc. US Sanctions on Chinese Ship Owners • Created confusion amongst industry participants leading to firming rate environment • Reluctance amongst customers to charter Chinese - controlled tonnage US Sanctions on Iran • Reduces trading VLCC fleet • Last time NITC fleet restricted from AG - East market averaged around $50,000 per day. Scrubber Retrofits continue • 10% of fleet of Aframaxes – VLCCs still to exit the fleet for scrubber installation Sanctions and Regulations Cause Vessel Supply Disruption 20 Source: Clarksons, Fearnley

International Seaways, Inc. Orderbook at Historically Low Levels Tanker Orderbook is the Lowest since 1997 1 • Earliest deliveries for new orders of large ships 2021 • VLCC 7.8% • Suezmax 9.9% • Aframax/LR2 8.0% • Panamax/LR1 5.0% • MR 6.6% Source: Clarksons, all tankers Emission Reduction Targets Upcoming Regulatory Targets Limits Newbuilding Activity • Statutory requirements to limit emissions call for innovation on a scale not yet available • Path to compliance for newbuildings requires additional CAPEX • Dual fuel engines can add 10 - 15% to the cost of a new ship • Shoreside infrastructure not established for alternate propulsion fuels Orderbook is Low and Tempered by Regulatory Environment 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0% 20% 40% 60% 80% 100% 2008 2030 2050 IMO CO2 Emissions Targets Cost and complexity 21 1 Source: Clarksons , Dec 2019

International Seaways, Inc. ▪ Global 0.5% Sulfur Cap in effect from January 1, 2020 o Seaways installing scrubbers on its 10 modern VLCCs o 40% of our total fleet fuel consumption o Remainder of fleet will use 0.5% Fuel o Balanced portfolio approach ▪ Scrubber Installations o On schedule for 1Q and 2Q o Seaways McKinley performing sea trials ▪ Fuel Changeover o All ships prepared for changeover o No HFO onboard the active fleet on December 31 ▪ Low Sulphur Fuel Quality and Availability o Caution warranted – high sediment, marginal sulfur levels o Everything is available but lead times increasing ▪ Fuel Pricing o Volatile o Regional IMO 2020 – Addressing Low - Sulfur Emissions Regulations $250 $350 $450 $550 $650 $750 09/06/19 10/06/19 11/06/19 12/06/19 HSFO LSFO MGO Singapore Fuel Prices Source: Clarksons 22

International Seaways, Inc. Pro v ides global di v ersific at i on w ith expande d customer base • Five - year contracts commenced in the Q3 2017 • Expected to generate in excess of $180 million of EBITDA to INSW over life of contracts • Refinanced in Q2 2018, $110 million in proceeds to INSW • Appr $18 million in cash distribution in 2019 • Book value as of September 30, 2019 $135 million • Units can remain on field until 2032, before drydocking required Source of Significant Cash Contributions Specialized Assets Enhance Value of Exported Crude • Customer is North Oil Company, JV between Qatar Petroleum and Total • Field produces 270,000 – 300,000 bpd of crude with high water content • Designed to optimize field production and improve product quality • Zero down time since 2010 start on the field • FSO Africa – 7 years without lost time injury “A well run operation with an excellent cooperation at the technical level between NOC and [Joint Venture], in particular on HSE related matters.” Frederic Paux , CEO North Oil Company Stable Cash Flow and Value from JV 50% owner of a Joint Venture which owns two Floating Storage and Offloading (FSO) units with multi year contracts to process oil for export for Qatar Petroleum 23

International Seaways, Inc. Finely Balanced Market Means Recovery Underway $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2019 2018 Source: Braemar (VLCC AG/China) 24 • Continued strong demand for oil and refined products • Non - OPEC production continues to grow • Located further away from Asia, with high demand • Smaller effective trading fleet coupled with low orderbook paints positive supply - side picture

Financial Overview – Jeff Pribor

INSW Financial Highlights

Low Financial Leverage and Strong Balance Sheet	• Accomplished fleet upgrade while maintaining one of the lowest leverage profiles in the tanker space • 36% Net Loan to Asset Value at Sept 30 proforma for LNG sale and $100 million debt repayment • Commitments in place for refinancing with attractive shipping bank debt
Refinancing Brings Strong and Flexible Balance Sheet	• Announced refinancing of Term Loan B and other instruments, completes balance sheet evolution from acquisition to long term capital allocation mode • Lower margins yield savings of appr $15m / year or $0.51 / share • Support of top tier shipping bank group • Structured to provide capital allocation flexibility
Low Cash Breakeven	• Fleetwide cash breakeven $22,300/day LTM Q3 2019 • Effectively $20,500/day when factoring in JV contributions • Expected $30m drydock, $15m BWTS and $25m Scrubber costs for 2020
Significant Operating Leverage	• 40 conventional tankers • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides $72 million in incremental EBITDA and $2.46 EPS annually

Disciplined Capital Allocator	• Invested $600 million, renewing fleet at bottom of cycle without issuing equity
	• Sold LNG joint venture for $123 million in cash
	• Prepaid $110 million of long term debt, saving about $9 million annual interest expense
	• Current Capital Allocation Priorities:
	  ◦ Deleverage
	  ◦ Return cash to shareholders – share repurchase and/or dividend

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International Seaways, Inc.

INSW Financial and Capital Allocation Milestones

2016	• Public spin-off with $440m Term Loan B debt • LIBOR + 475, maturity August 2019 • EOY Net LTV 40%
2017	• Term Loan B refinanced, $500m with $50 million accordion • LIBOR + 550, maturity June 2022 • Proceeds used to acquire 2 modern Suezmaxes for appr $116 million • EOY Net LTV 41%

2018	• Acquisition of 6 Gener8 VLCCs for $434m and associated Sinosure export financing
	  • $276 million as of Sep 30, 2019, LIBOR + 200, maturity 2027-2028
	• Financed 2017 $53m purchase of Seaways Raffles, appr $25m, LIBOR + 325, maturity 2023
	• Issuance of $25 million baby bonds, 8.5% fixed
	• Issuance of $30 million subordinated notes, 10.75%
	• Modification of Term Loan B – LIBOR + 600
	  • EOY Net LTV 50%

2019	• Sold our 49.9% non-core LNG JV interest for $123 million • Repaid $110 million of Term Loan B • EOY Net LTV 36%[1]
2020	• Commitments in place for refinancing of Term Loan B, Raffles debt and 10.75% notes • Two tranche shipping bank facility covering modern and older ships • $300m term and $40m revolver at L + 260 for modern ships; $50m at L + 350 for older ships • Flex feature means margin can decrease by 20 bps based on reducing leverage • Management expects margin of L + 240 by Q3

[1] As of Sept 30, 2019 pro forma October debt repayment

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International Seaways, Inc.

International Seaways, Inc. Refinancing Details – Lowers Cost of Capital Net LTV 1 36% Net LTV 1 36% 1 As of Sept 30, 2019 pro forma October debt repayment. Asset value includes book value of FSO JV. Assumes drawing $20m revol ver post - refinancing. Current revolver is undrawn. Note: Annual amortization post - refinancing is approximate Principal ($m) Maturity Rate Annual Amortization Principal ($m) Maturity Rate Annual Amortization Term Loan B $336.1 2022 L + 600 $18.4 Core Facility Term Loan $300.0 2025 L + 260 $37.7 ABN Term Loan $24.1 2023 L + 325 $3.6 Transition Facility $50.0 2023 L + 350 $20.0 Sinosure Credit Facility $275.6 2027-2028 L + 200 $23.6 Sinosure Credit Facility $275.6 2027-2028 L + 200 $23.6 8.5% Senior Notes $25.0 2023 8.50% $0.0 8.5% Senior Notes $25.0 2023 8.50% $0.0 10.75% Subordinated Notes $27.9 2023 10.75% $0.0 TOTAL $688.7 $45.6 TOTAL $650.6 $81.3 Existing Facilities Anticipated Pro Forma Refinancing 28

International Seaways, Inc. 45.5 71.9 45.5 81.3 36.3 71.3 24.4 61.3 23.6 61.3 285.4 64.9 25.0 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 2020 Pre-Refi 2020 Post-Refi 2021 Pre-Refi 2021 Post-Refi 2022 Pre-Refi 2022 Post-Refi 2023 Pre-Refi 2023 Post-Refi 2024 Pre-Refi 2024 Post-Refi USD Millions Amortization Payments (Pre - Refi) Amortization Payments (Post - Refi) Balloon Payments (Pre - Refi) Balloon Payments (Post - Refi) Anticipated new debt repayment profile based on signed commitments. Expected 2020 debt service $105m ($33m interest, $72m amortization) 29 Refinancing Details – Debt Amortization and Maturities

International Seaways, Inc. Lean and Scalable Model – Cash Breakevens • INSW Daily OPEX excludes DDK deviation bunkers, insurance claims and one - off expenses • G&A for the Lightering segment is excluded • Vessels that have been sold are excluded • Only includes owned vessels. Two bareboat - in Aframaxes vessels have charter hire and OPEX expenses of appr $17,700 per day • Breakevens are basis Revenue Days TCE breakeven levels allow INSW to navigate low points in the tanker cycle while providing significant operating leverage in rising markets Breakeven Rates by Sector Last Twelve Months Q3 2019 Actuals 30

International Seaways, Inc. Accretive and Flexible Capital Allocation Strategy Focus on fleet renewal until leverage targets met Deleverage and return cash to shareholders Potentially sell vessels and/or return more cash Trough Peak 31

International Seaways, Inc. Financial Summary – Preliminary Q4 & Q1 Earnings Update Spot Spot & TC Spot % Fixed Spot & TC % Fixed Modern VLCC $57,000 $57,000 $94,000 37% $94,000 37% VLCC 15+ $46,000 $46,000 $90,000 54% $90,000 54% Suezmax $46,000 $46,000 $64,000 28% $64,000 28% Aframax/LR2 $27,000 $27,000 $45,000 20% $34,000 31% Panamax/LR1 $28,000 $21,000 $38,000 18% $19,000 47% MR $14,000 $14,000 $22,000 14% $22,000 14% 4th Quarter 2019 1st Quarter 2020 1 32 1 As of January 9, 2020

International Seaways, Inc. Note: 15 Year Average, 2015 Average and 2008 Average TCE are Clarksons Average rates for each ship class. EBITDA and annual EP S for each scenario are estimated. 2020 Consensus estimates from Bloomberg Operating Leverage Our Fleet Provides Tremendous Upside Exposure Every $5,000/day increase in fleetwide TCE corresponds to an increase in EPS of $2.46 and EBITDA of $72M (Mid-Cycle) (Analyst Consensus) (Recent Peak) (Historic Peak) 15-Year Average 2020 2015 Average 2008 Average VLCC 43,500 72,200 97,500 Suezmax 33,700 50,400 74,200 Aframax/LR2 24,900 39,300 50,300 Panamax/LR1 20,700 26,500 38,500 MR 15,800 21,400 21,200 Adjusted EBITDA ($m) $244 $325 $438 $629 Annual EPS $3.65 $6.97 $10.31 $16.84 33

International Seaways, Inc. INSW Trading Liquidity and Stock Price Performance $0 $2 $4 $6 $8 $10 $12 $14 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 2020Q1 Average Daily Volume, $ million 1 0 50 100 150 200 250 01/03/17 03/03/17 05/03/17 07/03/17 09/03/17 11/03/17 01/03/18 03/03/18 05/03/18 07/03/18 09/03/18 11/03/18 01/03/19 03/03/19 05/03/19 07/03/19 09/03/19 11/03/19 01/03/20 Stock Price Performance (1/1/17 = 100) INSW Tanker A Tanker B Tanker C Tanker D 34 1 2020 Q1 is through January 10, 2020

Environmental, Social & Governance Update

International Seaways, Inc. Strong Governance and ESG Footprint • Highly Experienced Management Team • Independent, Diverse Board of Directors • Committed to ESG best practices and advocacy • Ranked #1 Tanker Company by Wells Fargo / Webber Research • National Directors Institute Public Company Board of the Year - 2018 36

International Seaways, Inc. Management Team Lois K. Zabrocky President & CEO • Most recently served as President for OSG’S International Flag strategic business unit, International Seaways’ predecessor company • Joined OSG in 1992, previously held positions as Head of International Product Carrier & Gas Strategic Business Unit and head of the Aframax International Pool • Graduate of the US Merchant Marine Academy Jeffrey D. Pribor Chief Financial Officer • Joined International Seaways in 2016, as Chief Financial Officer • Prior to joining International Seaways, was Global Head of Maritime Investment Banking at Jefferies LLC and earlier CFO of General Maritime Corporation James D. Small Chief Administrative Officer & General Counsel • Joined OSG in 2015, prior to which he worked at Cleary Gottlieb Steen & Hamilton since 1996 • At Cleary, he worked in New York, London and Hong Kong focusing on corporate and financial transactions, US securities law, capital markets and corporate governance William Nugent Head of International Fleet Operations • Joined OSG in 2000 and rejoined OSG in 2006, most recently as Head of International Fleet Operations • After rejoining in 2006 , he was Vice President of New Construction and Head of the Technical Services Group Derek Solon Chief Commercial Officer • Joined OSG in 2012 as Vice President, Commercial • Prior to joining OSG, worked as a tanker broker at Poten & Partners and served as an intelligence officer in the US Navy 37

International Seaways, Inc. Douglas D. Wheat Chairman of the Board • Managing Partner of Wheat Investments Timothy J. Bernlohr Director • Founder and Managing Member of TJB Management Consulting, LLC Ian T. Blackley Director • Former President, CEO and Director of OSG Randee Day Director • President and CEO of Day & Partners, LLC, Former CEO of DHT David I. Greenberg Director • Special Advisor for LRN Corporation Joseph I. Kro nsbe rg Director • Principal at Cyrus Capital Partners, L.P. Ty E. Wallach Director • Managing Director and Chief Investment Officer - Credit, Atlas Merchant Capital LLC Gregory A. Wright Director • Co - Founder and CFO of One Cypress Energy, LLC Lois K. Zabrocky Director • President and CEO of International Seaways Majority Independent Board Rigorous Board Policies Committees Led by Independent Directors Board of Directors Industry Leading Governance Track Record Highly professional management team and board of directors guided by rigorous capital allocation principles Strong Investor Participation External validation: INSW is the top - ranked tanker company in Webber Research’s Corporate Governance Rankings and winner of the National Directors Institute Public Company Board of the Year - 2018 Board of Directors 38

International Seaways, Inc. • INSW is committed to implementing and advocating industry leading Environmental, Social and Governance practices Environmental • Commitment to minimizing risk of all forms of pollution and managing waste streams • Active and enhanced compliance programs for IMO 2020, ballast water treatment • CEO Lois Zabrocky on the board of ITOPF, the International Tanker Owner’s Pollution Federation • NAMEPA Marine Environment Protection award, 2019 Social • International Seaways meets, and when possible, exceeds compliance with all applicable rules and regulations governing the maritime industry • Safe, healthy and secure working conditions for all employees on land and at sea, reinforced with strong safety statistics, e.g. 1.02 incidents 1 per million hours and 0.15 lost time injuries per million hours for last 12 months through October 2019 • Member of the Marine Anti - Corruption Network 1 All injuries of any severity – first aid cases, medical treatment cases, lost time injuries Strong Environmental Social & Governance Culture 39

International Seaways, Inc. Governance • Six members of Board of Directors fully independent • Split non - Executive Chairman and CEO • Commitment to diversity exemplified by two female Directors, one of whom is CEO • Shareholder representation on Board • Board includes former CEOs, former CFOs, and experts in shipping, compensation practices and compliance/governance • Annual election for all Board Members • Robust management and director stock ownership guidelines External Validation • Wells Fargo and Webber Research Governance Ranking: • #1 among tanker shipping companies • #2 of 56 shipping companies overall • National Directors Institute Public Company Board of the Year Strong Environmental Social & Governance Culture 40

International Seaways, Inc. • INSW is committed to responsible ship recycling • Approved Inventories of Hazardous Materials • All ships in compliance with EU requirements one year early • Campaign to reduce single use plastics onboard ships • Emissions Reduction through Performance Optimization • Deep dive into all aspects of ship performance • Constant awareness driving improvement and creating results • Pilot period August 2018 to August 2019 • Reduced annual fuel consumption by about 8,000 tons 1 • Equal to one Suezmax for a year • Equal to CO2 reduction of nearly 26,000 tons • Equal to reducing automobile travel by 63 million miles 2 Environmental Initiatives Get to Green 1 August 2018 - August 2019 2 https://www.epa.gov/energy/greenhouse - gas - equivalencies - calculator 41

Key Takeaways – Lois Zabrocky

International Seaways, Inc. • Best in class safety and environmental performance • Sector leading commercial pools, many with INSW ownership • New York representation in Tankers International VLCC pool • Invested $600 million, renewing fleet at bottom of cycle without issuing equity • Sold LNG joint venture for $123 million in cash • Prepaid $110 million of long term debt, saving about $9 million annual interest • Installing 10 scrubbers on our modern VLCCs • Current Capital Allocation Priorities: • Deleverage • Return cash to shareholders – share repurchase and/or dividend Disciplined Capital Allocator Low Financial Leverage and Strong Balance Sheet Best in Class Commercial and Technical Operations Significant Operating Leverage Strong Governance and ESG Footprint • Accomplished fleet upgrade while maintaining one of the industry’s lowest leverage profiles • 36% Net Loan to Asset Value at Sept 30 proforma for LNG sale and $100 million debt repayment • Commitments in place for refinancing high cost debt with attractive bank debt • Experienced management team • Majority independent and diverse board • #1 tanker company in Wells Fargo Corporate Governance rankings two years running • National Directors Institute Public Company Board of the Year - 2018 • 40 conventional tankers offer significant operating leverage to robust tanker market • Every $5,000 improvement in the Time Charter Equivalent daily rate (TCE) provides $72 million in incremental EBITDA and $2.46 EPS per annum • Q4 rates earned and Q1 bookings demonstrate strong upside potential Why Invest in International Seaways? 43